EXECUTION VERSION
AMENDMENT NO. 13 TO MASTER REPURCHASE AGREEMENT
    AMENDMENT NO. 13 TO MASTER REPURCHASE AGREEMENT, dated as of October 14, 2025 (this “Amendment”), between GP COMMERCIAL JPM LLC (f/k/a TH COMMERCIAL JPM LLC) (“Seller”), a Delaware limited liability company, and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).
RECITALS
WHEREAS, Seller and Buyer are parties to that certain Uncommitted Master Repurchase Agreement, dated as of December 3, 2015 (as amended by that certain Amendment No. 1 to Master Repurchase Agreement, dated as of June 28, 2017, as further amended by that certain Amendment No. 2 to Master Repurchase Agreement, dated as of June 28, 2019, as further amended by that certain Amendment No. 3 to Master Repurchase Agreement, dated as of August 23, 2019, as further amended by that certain Amendment No. 4 to Master Repurchase Agreement, dated as of December 13, 2019, as further amended by that certain Amendment No. 5 to Master Repurchase Agreement and Amendment No. 2 to Amended and Restated Guarantee Agreement, dated as of July 2, 2020, as further amended by that certain Amendment No. 6 to Master Repurchase Agreement and Amendment No. 3 to Amended and Restated Guarantee Agreement, dated as of September 25, 2020, as further amended by that certain Amendment No. 7 to Master Repurchase Agreement, dated as of September 27, 2021, as further amended by that certain Term SOFR Conforming Changes Amendment, dated as of December 31, 2021, as further amended by that certain Amendment No. 8 to Master Repurchase Agreement and Amendment No. 4 to Fee and Pricing Letter, dated as of June 28, 2022, as further amended by that certain Amendment No. 9 to Master Repurchase Agreement and Amendment No. 5 to Fee and Pricing Letter, dated as of March 16, 2023, as further amended by that certain Amendment No. 10 to Master Repurchase Agreement and Amendment No. 6 to Fee and Pricing Letter, dated as of July 28, 2023, as further amended by that certain Amendment No. 11 to Master Repurchase Agreement, dated as of October 12, 2023, as further amended by that certain Amendment No. 12 to Master Repurchase Agreement, dated as of October 29, 2024, as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”).
WHEREAS, Seller and Buyer have agreed, subject to the terms and conditions hereof, that the Repurchase Agreement shall be amended as set forth in this Amendment.
NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer each agree as follows:

SECTION 1.    Amendments to Repurchase Agreement.
(a)    Article 2 of the Repurchase Agreement is hereby amended by amending and restating the following defined term in its entirety to read as follows:
““Additional Advance Termination Date” shall mean April 12, 2026.”
““Re-Draw Amount” shall have the meaning specified in the Fee Letter.”
““Thirteenth Amendment Effective Date” shall mean October 14, 2025.”
(b)    Article 3(dd)(iv) of the Repurchase Agreement is hereby amended and restated in its entirety to read as follows:
“(iv) Seller shall pay to Buyer an Additional Advance Amortization Amount on or before each of the following dates: the Twelfth Amendment Effective Date, April 12, 2025 and February 28, 2026; provided that, Buyer may allocate any Additional Advance Amortization Amount actually received among the Additional Advance Purchased Assets in its sole discretion. Notwithstanding anything herein to the contrary, any Principal Proceeds paid to Buyer in respect of any Additional Advance Purchased Asset shall be applied first to reduce the Additional Advance Amount of such Additional Advance Purchased Asset.”
(b)    Article 3 of the Repurchase Agreement is hereby amended by adding a new Article 3(dd)(vii) therein as follows:
“(vii) Buyer shall advance to Seller the Re-Draw Amount on the Thirteenth Amendment Effective Date.”
SECTION 2.    Conditions Precedent; Effective Date. This Amendment shall become effective on the first date on which: (a) this Amendment is executed and delivered by a duly authorized officer of each of Seller, Guarantor and Buyer, (b) Buyer receives payment from Seller of an amendment fee in an amount equal to $471,000; and (c) each of the Eligible Assets identified on Schedule I to this Amendment are added as Purchased Assets subject to Transactions under the Repurchase Agreement in form and substance acceptable to Buyer in its sole discretion for the Purchase Prices set forth on Schedule I to this Amendment.
SECTION 3.    Seller’s Representations and Warranties. On and as of the date first above written, Seller hereby represents and warrants to Buyer that (a) Seller has taken all necessary action to authorize the execution, delivery and performance of this Amendment and (b) this Amendment has been duly executed and delivered by or on behalf of Seller and constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms subject to applicable bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles.

SECTION 4.    Acknowledgments of Guarantor.  Guarantor hereby acknowledges the execution and delivery of this Amendment by Seller and agrees that Guarantor continues to be bound by the Guarantee Agreement to the extent of the Obligations (as defined therein), notwithstanding the impact of the changes set forth herein.
SECTION 5.    Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement and the Fee Letter shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that upon the effective date hereof, all references in the Repurchase Agreement and the Fee Letter to the “Transaction Documents” shall be deemed to include, in any event, this Amendment. Each reference to Repurchase Agreement in any of the Transaction Documents shall be deemed to be a reference to the Repurchase Agreement, as amended hereby.
SECTION 6.    Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument, and the words “executed,” “signed,” “signature,” and words of like import as used above and elsewhere in this Amendment or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record).  The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.
SECTION 7.    No Novation, Effect of Agreement.  Guarantor, Seller and Buyer have entered into this Amendment solely to amend the terms of the Repurchase Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller or Guarantor (the “Repurchase Parties”) under or in connection with the Repurchase Agreement or any of the other document executed in connection therewith to which any Repurchase Party is a party (the “Transaction Documents”).  It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of the Repurchase Parties under the Repurchase Agreement and the other Transaction Documents are preserved, (ii) the liens and security interests granted under the Repurchase Agreement continue in full force and effect, and (iii) any reference to the Repurchase Agreement in any such Transaction Document shall be deemed to also reference this Amendment.
SECTION 8.    Consent to Jurisdiction; Waiver of Jury Trial.
(a)    Each party irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Amendment or relating in any way to this Amendment or any Transaction under the Repurchase Agreement and (ii) waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile.
(b)    To the extent that either party has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such party hereby irrevocably waives and agrees not to plead or claim such immunity in respect of any action brought to enforce its obligations under this Amendment or relating in any way to this Amendment or any Transaction under the Repurchase Agreement.
(c)    The parties hereby irrevocably waive, to the fullest extent each may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consent to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified in the Repurchase Agreement. The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 8 shall affect the right of Buyer to serve legal process in any other manner permitted by law or affect the right of Buyer to bring any action or proceeding against the Seller or its property in the courts of other jurisdictions.
(d)    EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED HEREUNDER OR THEREUNDER.
SECTION 9.    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE

INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.
[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.
BUYER:
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
a national banking association organized under the laws of the United States
By:     /s/ THOMAS N. CASSINO
Name: Thomas N. Cassino
Title: Managing Director

SELLER:
GP COMMERCIAL JPM LLC, a Delaware limited liability company
By: /s/ BLAKE JOHNSON
Name: Blake Johnson
Title: Chief Financial Officer

Acknowledged and Agreed:
GRANITE POINT MORTGAGE TRUST INC., a Maryland corporation, in its capacity as Guarantor, and solely for purposes of acknowledging and agreeing to the terms of this Amendment:

By: /s/ BLAKE JOHNSON
Name: Blake Johnson
Title: Chief Financial Officer